UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 21, 2017

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37888	46-5726437
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.  Other Events.

On June 21, 2017, Tabula Rasa HealthCare, Inc. (the “Company”) was informed that The Calvin and Orsula Knowlton Foundation Inc. (the “C. and O. Knowlton Foundation”) sold 3,000 shares of the Company’s common stock pursuant to the C. and O. Knowlton Foundation’s pre-arranged stock trading plan (the “C. and O. Knowlton Foundation Plan”) designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), and the Company’s insider trading policy regarding stock transactions. The C. and O. Knowlton Foundation Plan was previously adopted on June 13, 2017. Under the C. and O. Knowlton Foundation Plan, the C. and O. Knowlton Foundation is permitted to sell up to an aggregate of 12,000 shares of the Company’s common stock on the open market at prevailing market prices pursuant to a pre-established formula and at the times specified in the C. and O. Knowlton Foundation Plan.

On June 21, 2017, the Company was also informed that The Knowlton Foundation Inc. (the “Knowlton Foundation”) adopted a pre-arranged stock trading plan on June 14, 2017 (the “Knowlton Foundation Plan”) designed to comply with Rule 10b5-1 and the Company’s insider trading policy. Under the Knowlton Foundation Plan, The Knowlton Foundation is permitted to sell up to an aggregate of 12,000 shares of the Company’s common stock on the open market at prevailing market prices pursuant to a pre-established formula and at the times specified in the Knowlton Foundation Plan.

The Company does not undertake any obligation to report any 10b5-1 plans that may be adopted by any of the Company’s board members, executive officers or affiliates in the future, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: June 22, 2017